UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 5, 2003

GRANITE CONSTRUCTION INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	1-12911	77-0239383
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

585 West Beach Street
Watsonville, California 95076
(Address of principal executive offices) (Zip Code)

(831) 724-1011
Registrant’s telephone number, including area code

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Item 12. Disclosure of Results of Operations and Financial Condition
Item 7. Financial Statement, Pro Forma Financial Information and Exhibits
SIGNATURES
INDEX TO EXHIBITS
Exhibit 20.1
Exhibit 20.2
Exhibit 20.3

Item 12. Disclosure of Results of Operations and Financial Condition

     On November 5, 2003, Granite Construction Incorporated released its second quarter 2003 financial results. Granite announced today that income before the cumulative effect of a change in accounting principle for the third quarter ended September 30, 2003 was $24,690,000 or $0.60 per share on a diluted basis versus $23,069,000 or $0.57 per share for the same period in 2002. Revenue for the quarter totaled $580,200,000 versus $583,728,000 for the same period last year.

     For the nine-month period ended September 30, 2003, income before the cumulative effect of a change in accounting principle was $45,502,000 or $1.12 per share on a diluted basis compared to $37,984,000 or $0.94 per share for the same period in 2002. Revenue for the nine-month period totaled $1,351,765,000 compared to $1,311,883,000 for the same period last year.

     Backlog at September 30, 2003 totaled $1,900,115,000 compared to $1,743,502,000 on September 30, 2002. New awards for the third quarter totaled $548,921,000 compared to $739,263,000 one year ago. New contracts awarded during the quarter ended September 30, 2003 include a $62.3 million highway project in New York, a $39.2 million share of a joint venture turnpike project in Texas and a $96.4 million share of a joint venture transit project in Pennsylvania.

     On July 1, 2003 we implemented the requirements of Statement of Financial Accounting Standards No. 150 (“SFAS 150”), “Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity”, which establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. A portion of the non-Granite held common shares of our majority-owned subsidiary, Wilder Construction Company, carry redemption features that bring them under the scope of SFAS 150. As required by this new accounting standard, we have recorded the fair value of this Wilder redemption obligation in long-term liabilities on our balance sheet and recorded our share of the difference between the fair value of the redemption obligation and its carrying amount at July 1, 2003 ($5.1 million) as a cumulative effect of a change in accounting principle.

     Given the resiliency exhibited by some branches so far this year and reasonable weather conditions, the Company expects earnings before the cumulative effect of a change in accounting principle for the year 2003 to be in the range of $1.28 to $1.36 per diluted share, which includes the $18.4 million income related to the sale of the State Route 91 Tollroad Franchise by the California Private Transportation Corporation, of which Granite is a 22.2% limited partner, which was recorded in the first quarter of 2003.

Item 7. Financial Statement, Pro Forma Financial Information and Exhibits

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits. The following exhibit is attached hereto and filed herewith:

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Exhibit Number

20.1	Press Release of Registrant, dated November 5, 2003, its third quarter financial results

20.2	Comparative Financial Summary

20.3	Revenue and Backlog Analysis

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRANITE CONSTRUCTION INCORPORATED

Date: November 5, 2003	By:	/s/ William E. Barton

William E. Barton
Senior Vice President and
Chief Financial Officer

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INDEX TO EXHIBITS

Exhibit
Number	Document

20.1	Press Release of Registrant, dated November 5, 2003, its third quarter financial results

20.2	Comparative Financial Summary

20.3	Revenue and Backlog Analysis

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